THE INVESTMENT COMPANY OF AMERICA
                                   PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                 MARCH 1, 1998 (as amended August 17, 1998)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund" or "ICA") dated March 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                      THE INVESTMENT COMPANY OF AMERICA
                           ATTENTION:  SECRETARY
                           333 SOUTH HOPE STREET
                          LOS ANGELES, CA  90071
                              (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

TABLE OF CONTENTS



ITEM                                                              PAGE NO.



DESCRIPTION OF CERTAIN SECURITIES                                 1

INVESTMENT RESTRICTIONS                                           3

FUND DIRECTORS AND OFFICERS                                       6

ADVISORY BOARD                                                    11

MANAGEMENT                                                        13

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        15

PURCHASE OF SHARES                                                18

REDEEMING SHARES                                                  24

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                       25

EXECUTION OF PORTFOLIO TRANSACTIONS                               27

GENERAL INFORMATION                                               28

INVESTMENT RESULTS                                                29

FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

EQUITY SECURITIES - The fund may invest without limitation in securities with equity conversion rights and that are rated in any investment quality category; however, the fund has no current intention (at least during the next 12 months) to invest in securities rated below the top three quality categories by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality by Capital Research and Management Company ("Investment Adviser").

BOND RATINGS - The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's or Moody's or unrated but determined to be of equivalent quality by the Investment Adviser. Standard & Poor's rates the long-term debt securities of various entitites in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Moody's rates the long-term debt securities of various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described below:

 STANDARD & POOR'S CORPORATION:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and savings bank obligations (e.g., certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS - Although the fund has no current intention (at least during the next 12 months) to do so, it has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code (the "Code") may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

OTHER SECURITIES - The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a majority vote of its outstanding shares. A majority vote is defined in the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:

Which involves promotion or business management by the fund;

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;

If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;

If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or

In any security which has not been placed on the fund's Eligible List. (See the prospectus).

The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)

The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:

Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.

Pledge, encumber or assign all or any part of its property and assets as security for a debt.

Invest in the securities of other investment companies.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

Additional investment restrictions adopted by the fund and which may be changed without shareholder approval, provide that the fund may not:

Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgement makes such action seem advisable.

Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.

Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.

Invest in puts, calls, straddles, spreads or any combination thereof.

Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.

                          FUND DIRECTORS AND OFFICERS
                   Directors and Director Compensation

NAME, ADDRESS      POSITION       PRINCIPAL               AGGREGATE             TOTAL                 TOTAL NUMBER
AND AGE            WITH           OCCUPATION(S)           COMPENSATION          COMPENSATION          OF FUND
                   REGISTRANT     DURING PAST 5 YEARS     (INCLUDING            (INCLUDING            BOARDS ON
                                  (POSITIONS WITHIN       VOLUNTARILY           VOLUNTARILY           WHICH
                                  THE ORGANIZATIONS       DEFERRED              DEFERRED              DIRECTOR
                                  LISTED MAY HAVE         COMPENSATION/1/)      COMPENSATION/1/)      SERVES/3/
                                  CHANGED DURING THIS     FROM THE FUND         FROM ALL FUNDS
                                  PERIOD)                 DURING FISCAL         MANAGED BY
                                                          YEAR ENDED            CAPITAL RESEARCH
                                                          12/31/97              AND MANAGEMENT
                                                                                COMPANY/2/ FOR
                                                                                THE YEAR ENDED
                                                                                12/31/97

Charles H.         Director       Private investor        $62,800               $122,300              3
Black                             and consultant;
525 Alma Real                     former Executive
Drive                             Vice President and
Pacific                           Director,
Palisades, CA                     KaiserSteel
90272                             Corporation
Age:  71

Ann S. Bowers      Director       Senior Trustee, The     $59,100               $59,100               1
The Noyce                         Noyce Foundation;
Foundation                        Human resources
450 Sheridan                      consultant,
Avenue                            Enterprise 2000
Palo Alto, CA
94306
Age:  60

Malcolm R.         Director       Chairman Emeritus,      $52,600/4/            $52,600               1
Currie                            Hughes Aircraft
28780 Wagon                       Company
Road
Agoura, CA
91301
Age:  70

+William R.        Senior         Senior Vice             None/5/               None/5/               4
Grimsley           Vice           President and
P.O. Box 7650      President      Director, Capital
San Francisco,     and            Research and
CA  94120          Director       Management Company
Age:  59           Nominee/6/

+Jon B.            Chairman       Vice Chairman of        None/5/               None/5/               4
Lovelace, Jr.      of             the Board, Capital
333 South Hope     the Board      Research and
Street                            Management Company
Los Angeles,
CA  90071
Age:  71

John G.            Director       The IBJ Professor       $62,900/4/            $162,400              8
McDonald                          of Finance,
Graduate                          Graduate School of
School of                         Business,
Business                          Stanford University
Stanford
University
Stanford, CA
94305
Age:  60

Bailey Morris-Eck    Director      Vice President,         $53,800               $53,800               1
Brookings                         Brookings
Institution                       Institution; Senior
1775                              Advisor, Inter-American Affairs,
Massachusetts                     Clinton
Avenue, N.W.                      Administration;
Washington,                       Senior Fellow,
D.C.  20036                       Institute for
Age:  53                          International
                                  Economics;
                                  Consultant, THE
                                  INDEPENDENT OF
                                  LONDON

Richard G.         Director       Chairman, President     $51,953/4/            $97,600               13
Newman                            and CEO, AECOM
3250 Wilshire                     Technology
Blvd.                             Corporation
Los Angeles,                      (architectural
CA  90010                         engineering)
Age:  63

+William C.        President      Senior Partner, The     None/5/               None/5/               1
Newton             and            Capital Group
333 South Hope     Director       Partners, L.P.
Street
Los Angeles,
CA  90071
Age:  67

+James W.          Executive      Senior Partner, The     None/5/               None/5/               8
Ratzlaff           Vice           Capital Group
P.O. Box 7650      President      Partners L.P.
San Francisco,     and
CA  94120          Director
Age:  61

Olin C.            Director       President of the        $53,400               $80,900               3
Robison                           Salzburg Seminar;
The Marble                        President Emeritus,
Works                             Middlebury College
2 Maple Street
Middlebury, VT
05753
Age:  61

+R. Michael        Senior         Chairman of the         None/5/               None/5/               2
Shanahan           Vice           Board and Principal
333 South Hope     President      Executive Officer,
Street             and            Capital Research
Los Angeles,       Director       and Management
CA  90071          Nominee/6/     Company
Age:  59

William J.         Director       Chairman and Chief      $51,200/4/            $51,200               1
Spencer                           Executive Officer,
2706                              SEMATECH (research
Montopolis                        and development
Drive                             consortium)
Austin, TX
78741
Age:  67





+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating Directors is as follows:
Malcolm R. Currie ($114,734), John G. McDonald ($262,554), Richard G. Newman ($98,378) and William J. Spencer ($58,173). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ William R. Grimsley, Jon B. Lovelace, Jr., William C. Newton, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

/6/ William R. Grimsley and R. Michael Shanahan have been nominated as directors for election at 1998 Annual Meeting of Shareholders.


                               OTHER OFFICERS

NAME AND ADDRESS                  AGE        POSITION(S) WITH      PRINCIPAL OCCUPATION(S)
                                             REGISTRANT            DURING PAST 5 YEARS

Gregg E. Ireland                  48         Vice President        Senior Vice President, Capital
3000 K Street, N.W.                                                Research and Management Company
Washington, DC  20007

Anne M. Llewellyn                 50         Vice President        Associate, Capital Research and
333 South Hope Street                                              Management Company
Los Angeles, CA  90071

James B. Lovelace                 41         Vice President        Senior Vice President, Capital
333 South Hope Street                                              Research and Management Company
Los Angeles, CA  90071

Donald D. O'Neal                  37         Vice President        Vice President, Capital Research and
P.O. Box 7650                                                      Management Company
San Francisco, CA  94120

Patricia L. Pinney                41         Vice President        Vice President, Capital Research
333 South Hope Street                                              Company
Los Angeles, CA  90071

Vincent P. Corti                  41         Secretary             Vice President - Fund Business
333 South Hope Street                                              Management Group, Capital Research and
Los Angeles, CA  90071                                             Management Company

Mary C. Hall                      40         Treasurer             Senior Vice President - Fund Business
135 South State College                                            Management Group, Capital Research and
Blvd.                                                              Management Company
Brea, CA  92821

Julie F. Williams                 49         Assistant             Vice President - Fund Business
333 South Hope Street                        Secretary             Management Group, Capital Research and
Los Angeles, CA  90071                                             Management Company

R. Marcia Gould                   43         Assistant             Vice President - Fund Business
135 South State College                      Treasurer             Management Group, Capital Research and
Blvd.                                                              Management Company
Brea, CA  92821



All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $36,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Directors. In addition, members of the Proxy Committee receive an annual fee determined at the end of the year by the Board of Directors. For the fiscal year ended December 31, 1997, each member of the Proxy Committee received a fee of $6,400. No pension or retirement benefits are accrued as part of fund expenses. The Directors and Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of January 31, 1998 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                             ADVISORY BOARD MEMBERS

                       Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The members of the Advisory Board and their current or former principal occupations are as follows:


NAME, ADDRESS      POSITION       PRINCIPAL              AGGREGATE             TOTAL                TOTAL NUMBER
AND AGE            WITH           OCCUPATION(S)          COMPENSATION          COMPENSATION         OF FUND
                   REGISTRANT     DURING PAST 5          (INCLUDING            (INCLUDING           BOARDS ON
                                  YEARS (POSITIONS       VOLUNTARILY           VOLUNTARILY          WHICH
                                  WITHIN THE             DEFERRED              DEFERRED             ADVISORY
                                  ORGANIZATIONS          COMPENSATION/1/)      COMPENSATION/1/)     BOARD MEMBER
                                  LISTED MAY             FROM THE FUND         FROM ALL FUNDS       SERVES/3/
                                  HAVE CHANGED           DURING FISCAL         MANAGED
                                  DURING THIS            YEAR ENDED            BY CAPITAL
                                  PERIOD)                12/31/97              RESEARCH AND
                                                                               MANAGEMENT
                                                                               COMPANY/2/ FOR
                                                                               THE YEAR ENDED
                                                                               12/31/97

Thomas M.          Advisory       Partner, Faegre &      $7,500                $7,500               1
Crosby, Jr.        Board          Benson (law firm)
2200 Norwest       Member
Center
90 South
Seventh Street
Minneapolis,
MN  55402
Age:  59

Ellen H.           Advisory       President, Santa       None/4/               None/4/              1
Goldberg           Board          Fe Institute;
1399 Hyde Park     Member         Research
Road                              Professor,
Santa Fe, NM                      University of New
87501                             Mexico
Age:  52

Allan E.           Advisory       Former Canadian        $6,500                $6,500               1
Gotlieb            Board          Ambassador to the
P.O. Box 85        Member         United States
Toronto,
Ontario M5L
1B9
Canada
Age:  70

William H.         Advisory       President,             $6,500/3/             $75,750              5
Kling              Board          Minnesota Public
45 East            Member         Radio; President,
Seventh Street                    Greenspring Co.;
St. Paul, MN                      former President,
55101                             American Public
Age:  55                          Radio (now Public
                                  Radio
                                  International)

Robert J.          Advisory       Chichele Professor     $6,500                $39,700              3
O'Neill            Board          of the History of
St. Mary's         Member         War and Fellow of
Close                             All Souls College
27 Church
Green
Witney, OXON
OX8  6AZ
United Kingdom
Age:  61

Norman R.          Advisory       Managing Director,     $8,500                $39,900              3
Weldon             Board          Partisan
15600 N.W.         Member         Management Group;
67th Avenue                       Chairman of the
Miami Lakes,                      Board, Novoste
FL  33014                         Corporation
Age:  63



/1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities
Fund and Washington Mutual Investors Fund Inc.    Capital Research and
Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating Advisory Board members is as follows: William H. Kling ($32,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

/4/ Ellen H. Goldberg was elected to the Advisory Board on January 1, 1998 and, accordingly, did not receive any compensation from the fund during the fiscal year ended December 31, 1997.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned business and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser dated February 19, 1997 will continue until April 30, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform executive, administrative, clerical and bookkeeping functions of the company; provides suitable office space and utilities; necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including registration and qualification expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the Advisory Board who are not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21.0 billion, plus 0.235% on net assets over $21.0 billion to $34.0 billion, plus 0.231% on net assets in excess of $34.0 billion. The Agreement provides that the Investment Adviser shall pay the fund an amount by which normal operating expenses, with the exception of interest, taxes, brokerage costs, distribution expenses pursuant to the Plan of Distribution, and extraordinary expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the lesser of (i) 1-1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or
(ii) 25% of the gross investment income of the fund. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the years ended December 31, 1997, 1996, and 1995, Investment Adviser's total fees amounted to $90,386,000, $72,350,000 and $58,981,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1997 amounted to $16,839,000 after allowance of $88,584,000 to dealers. During the years ended December 31, 1996 and 1995 the Principal Underwriter retained $16,461,000 and $14,773,000, after an allowance of $88,318,000 and $80,935,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees). During the year ended December 31, 1997, the fund paid or accrued $79,761,000 under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code. Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which, must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable as of December 31, provided that the fund pays the dividend after December 31 but during January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the company or disposition of company shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


PURCHASE OF SHARES

METHOD                       INITIAL INVESTMENT            ADDITIONAL INVESTMENTS

                             See "Investment Minimums      $50 minimum (except where a lower minimum
                             and Fund Numbers" for         is noted under "Investment Minimums and
                             initial investment            Fund Numbers").
                             minimums.

By contacting                Visit any investment          Mail directly to your investment dealer's
your investment              dealer who is registered      address printed on your account
dealer                       in the state where the        statement.
                             purchase is made and who
                             has a sales agreement
                             with American Funds
                             Distributors.

By mail                      Make your check payable       Fill out the account additions form at
                             to the fund and mail to       the bottom of a recent account statement,
                             the address indicated on      make your check payable to the fund,
                             the account application.      write your account number on your check,
                             Please indicate an            and mail the check and form in the
                             investment dealer on the      envelope provided with your account
                             account application.          statement.

By telephone                 Please contact your           Complete the "Investments by Phone"
                             investment dealer to          section on the account application or
                             open account, then            American FundsLink Authorization Form.
                             follow the procedures         Once you establish the privilege, you,
                             for additional                your financial advisor or any person with
                             investments.                  your account information can call
                                                           American FundsLine(r) and make
                                                           investments by telephone (subject to
                                                           conditions noted in "Shareholder Account Services and Privileges -
Telephone and
                                                           Computer Purchases, Redemptions and
                                                           Exchanges" below).

By computer                  Please contact your           Complete the American FundsLink
                             investment dealer to          Authorization Form.  Once you establish
                             open account, then            the privilege, you, your financial
                             follow the procedures         advisor or any person with your account
                             for additional                information may access American FundsLine
                             investments.                  OnLine(SM) on the Internet and make
                                                           investments by computer (subject to
                                                           conditions noted in "Telephone and
                                                           Computer Purchases, Redemptions and
                                                           Exchanges" below).

By wire                      Call 800/421-0180 to          Your bank should wire your additional
                             obtain your account           investments in the same manner as
                             number(s), if necessary.      described under "Initial Investment."
                             Please indicate an
                             investment dealer on the
                             account.  Instruct your
                             bank to
                             wire funds to:
                             Wells Fargo Bank
                             155 Fifth Street, Sixth
                             Floor
                             San Francisco, CA 94106
                             (ABA #121000248)
                             For credit to the
                             account of:
                             American Funds Service
                             Company
                             a/c #4600-076178
                             (fund name)
                             (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                    MINIMUM             FUND
                                                                        INITIAL             NUMBER
                                                                        INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                               02
                                                                        $1,000

American Balanced Fund(r)                                                                   11
                                                                        500

American Mutual Fund(r)                                                                     03
                                                                        250

Capital Income Builder(r)                                                                   12
                                                                        1,000

Capital World Growth and Income Fund(sm)                                                    33
                                                                        1,000

EuroPacific Growth Fund(r)                                                                  16
                                                                        250

Fundamental Investors(sm)                                                                   10
                                                                        250

The Growth Fund of America(r)                                                               05
                                                                        1,000

The Income Fund of America(r)                                                               06
                                                                        1,000

The Investment Company of America(r)                                                        04
                                                                        250

The New Economy Fund(r)                                                                     14
                                                                        1,000

New Perspective Fund(r)                                                                     07
                                                                        250

SMALLCAP World Fund(r)                                                                      35
                                                                        1,000

Washington Mutual Investors Fund(sm)                                                        01
                                                                        250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                                 40
                                                                        1,000

American High-Income Trust(sm)                                                              21
                                                                        1,000

The Bond Fund of America(sm)                                                                08
                                                                        1,000

Capital World Bond Fund(r)                                                                  31
                                                                        1,000

Intermediate Bond Fund of America(sm)                                                       23
                                                                        1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                            43
                                                                        1,000

The Tax-Exempt Bond Fund of America(r)                                                      19
                                                                        1,000

The Tax-Exempt Fund of California(r)*                                                       20
                                                                        1,000

The Tax-Exempt Fund of Maryland(r)*                                                         24
                                                                        1,000

The Tax-Exempt Fund of Virginia(r)*                                                         25
                                                                        1,000

U.S. Government Securities Fund(sm)                                                         22
                                                                        1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                     09
                                                                        2,500

The Tax-Exempt Money Fund of America(sm)                                                    39
                                                                        2,500

The U.S. Treasury Money Fund of America(sm)                                                 49
                                                                        2,500

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

Amount of Purchase                                     SALES CHARGE AS                    DEALER
at the Offering Price                                  PERCENTAGE OF THE:                   CONCESSION
                                                                                          AS PERCENTAGE
                                                                                          OF THE
                                                                                          OFFERING
                                                                                          PRICE

                                                       NET AMOUNT         OFFERING
                                                       INVESTED           PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                                      6.10%
                                                                          5.75%           5.00%

$50,000 but less  than $100,000                        4.71
                                                                          4.50            3.75

BOND FUNDS

Less than $25,000                                      4.99
                                                                          4.75            4.00

$25,000 but less than $50,000                          4.71
                                                                          4.50            3.75

$50,000 but less than $100,000                         4.17
                                                                          4.00            3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000                        3.63
                                                                          3.50            2.75

$250,000 but less than $500,000                        2.56
                                                                          2.50            2.00

$500,000 but less than $1,000,000                      2.04
                                                                          2.00            1.60

$1,000,000 or more                                     none                               (see below)
                                                                          none


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, (i) if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals or (ii) these individuals are making gifts to other individuals or charities. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York Time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

REDEEMING SHARES

By writing to American Funds             Send a letter of instruction specifying the name of the
Service Company (at the                  fund, the number of shares or dollar amount to be sold,
appropriate address indicated            your name and account number.  You should also enclose
under "Fund Organization and             any share certificates you wish to redeem.  For
Management - Principal Underwriter       redemptions over $50,000 and for certain redemptions of
and Transfer Agent" in the               $50,000 or less (see below), your signature must be
prospectus)                              guaranteed by a bank, savings association, credit
                                         union, or member firm of a domestic stock exchange or
                                         the National Association of Securities Dealers, Inc.
                                         that is an eligible guarantor institution.  You should
                                         verify with the institution that it is an eligible
                                         guarantor prior to signing.  Additional documentation
                                         may be required for redemption of shares held in
                                         corporate, partnership or fiduciary accounts.
                                         Notarization by a Notary Public is not an
                                         acceptable signature guarantee.

By contacting your investment            If you redeem shares through your investment dealer,
dealer                                   you may be charged for this service.  SHARES HELD FOR
                                         YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                         REDEEMED THROUGH THE DEALER.

You may have a redemption                You may use this option, provided the account is
check sent to you by using               registered in the name of an individual(s), a UGMA/UTMA
American FundsLine(r) or American        custodian, or a non-retirement plan trust.  These
FundsLine OnLine(SM) or by               redemptions may not exceed $50,000 per shareholder each
telephoning, faxing, or                  day and the check must be made payable to the
telegraphing American Funds              shareholder(s) of record and be sent to the address of
Service Company (subject to the          record provided the address has been used with the
conditions noted in this section         account for at least 10 days.  See "Fund Organization
and in "Telephone and Computer           and Management - Principal Underwriter and Transfer
Purchases, Sales and Exchanges" in       Agent" in the prospectus and "Exchange Privilege" below
the prospectus)                          for the appropriate telephone or fax number.

In the case of the money                 Upon request (use the account application for the money
market funds, you may have               market funds) you may establish telephone redemption
redemptions wired to your                privileges (which will enable you to have a redemption
bank by telephoning American Funds       sent to your bank account) and/or check writing
Service Company ($1,000 or more)         privileges.  If you request check writing privileges,
or by writing a check ($250 or           you will be provided with checks that you may use to
more)                                    draw against your account.  These checks may be made
                                         payable to anyone you designate and must be signed by
                                         the authorized number of registered shareholders
                                         exactly as indicated on your checking account signature
                                         card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTIONS - The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the Common shares owned by any holder of capital stock of the fund if the value of such shares in the account of such holder is less than the required minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestment of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(SM) (See "American FundsLine(r) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone, computer (including American FundsLine(r) and American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by the Investment Adviser.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J. P. Morgan Company, Inc. Was among the top 10 dealers that acted as principals in portfolio transactions. The fund held securities of J.P. Morgan Company in the amount of $270,900,000 as of the close of its most recent fiscal year.

Brokerage commissions paid on portfolio transactions, excluding dealer concessions on underwritings, for the years ended December 31, 1997, 1996, and 1995 amounted to $16,553,000, $11,978,000 and $11,505,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian, pursuant to sub-custodial arrangements, in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $20,141,000 for the fiscal year ended December 31, 1997.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

THE WARRANTS OF THE FUND - On December 31, 1997, there were outstanding 38,193 option warrants, unlimited in time, to purchase shares of the fund. As originally issued in 1933 in exchange for shares of a predecessor trust, each warrant permitted the purchase of one share of the fund at $115 per share. By reason of adjustments for stock dividends and stock splits, each outstanding warrant now represents an option to purchase approximately 21.940 shares at approximately $5.242 per share, and, if all warrants were exercised, approximately 837,954 shares would be issued. Whenever the offering price of the fund's shares exceeds the price at which shares may be purchased by the exercise of warrants, the holders of such warrants may, by exercising their options, purchase shares at a price lower than the offering price of shares. No warrants are currently owned by officers or Directors of the fund.

The financial statements, including the investment portfolio and the report of Independent Auditors, contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- DECEMBER 31, 1997

Net asset value and redemption price per share

  (Net assets divided by shares outstanding)                 $28.25



Maximum offering price per share

  (100/94.25 of net asset value per share, which takes into

  account the fund's current maximum sales charge)           $29.97



                 INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 1.84% based on a 30-day (or one month) period ended December 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

The fund's one year total return and average annual total returns for the five- and ten-year periods ending on December 31, 1997 were 22.34%, 16.35% and 15.60%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the company will provide lifetime average total return figures.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the company may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time compare its investment results with the following:

 (1) Average of Savings Institution deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old.
In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the company has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objectives and policies.

 The investment results set forth below were calculated as described in the fund's prospectus.


                      ICA VS. VARIOUS UNMANAGED INDICES

10-Year           ICA           DJIA/1/        S&P 500/2/           Average
Periods                                                             Savings
1/1 -12/31                                                          Account/3/



1988 - 1997       +326%         +452%          +424%                +55%

1987 - 1996       +246          +366           +314                 +57

1986 - 1995       +253          +360           +299                 +62

1985 - 1994       + 261         +349           +282                 +69

1984 - 1993       + 284         +333           +301                 +81

1983 - 1992       + 314         +367           +346                 +92

1982 - 1991       + 417         +452           +404                 +105

1981 - 1990       + 312         +328           +267                 +116

1980 - 1989       + 396         +426           +402                 +121

1979 - 1988       + 357         +340           +352                 +122

1978 - 1987       + 362         +289           +313                 +124

1977 - 1986       + 327         +221           +264                 +125

1976 - 1985       + 355         +211           +281                 +123

1975 - 1984       + 362         +237           +297                 +119

1974 - 1983       + 255         +154           +175                 +113

1973 - 1982       + 146         +75            +91                  +106

1972 - 1981       + 113         +63            +87                  +95

1971 - 1980       + 147         +86            +125                 +85

1970 - 1979       + 109         +66            +77                  +79

1969 - 1978       + 57          +32            +36                  +75

1968 - 1977       + 60          +39            +42                  +72

1967 - 1976       + 111         +90            +90                  +69

1966 - 1975       +  65         +30            +38                  +67

1965 - 1974       +  55         +3             +13                  +63

1964 - 1973       + 119         +60            +79                  +60

1963 - 1972       + 223         +123           +158                 +57

1962 - 1971       + 142         +74            + 98                 +55

1961 - 1970       + 155         +94            +119                 +52

1960 - 1969       + 160         +67            +112                 +50



/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


             THE BENEFITS OF SYSTEMATIC INVESTING IN ICA..........


An initial investment of $1,000 in ICA on January 1 would have grown to these amounts over the past 10, 20, 30, and 40 years:

10 years                 20 years                    30 years                  40 years
(1/1/88 - 12/31/97)      (1/1/78 - 12/31/97)         (1/1/68 - 12/31/97)       (1/1/58 -12/31/97)
$ 4,262                  $ 20,912                    $ 35,474                  $ 154,586






$1,000 invested in ICA followed by annual $500 investments (all investments made on

January 1) would have grown to these amounts over the past 10, 20, 30, 40 years:


10 years                 20 years                    30 years                  40 years
(1/1/88 - 12/31/97)      (1/1/78 - 12/31/97)         (1/1/68 - 12/31/97)       (1/1/58 - 12/31/97)
$ 14,496                 $ 79,837                    $ 236,015                 $705,776





$2,000 invested in ICA on January 1 of each year would have grown to these amounts over the past 5, 10, 20 and 30 years:

5  years                 10 years                    20 years                  30 years
(1/1/93 - 12/31/97)      (1/1/88 - 12/31/97)         (1/1/78 - 12/31/97)       (1/1/68 - 12/31/97)
$ 17,267                 $ 49,460                    $ 278,351                 $ 875,891



 SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

If you had invested             Periods                 ... and taken all
$10,000 in ICA                  1/1-12/31               distributions in
this many years ago...                                  shares,
Number                                                  your investment
of Years                                                would have been
                                                        worth this
                                                        much at December 31,
                                                        1997
                                                        Value



1                               1997                    $12,233

2                               1996 - 1997              14,600

3                               1995 - 1997             19,071

4                               1994 -1997              19,105

5                               1993 -1997              21,324

6                               1992 -1997              22,808

7                               1991 -1997              28,859

8                               1990 -1997              29,063

9                               1989 -1997              37,609

10                              1988 -1997              42,624

11                              1987 -1997              44,959

12                              1986 -1997              54,729

13                              1985 -1997              72,989

14                              1984 -1997              77,830

15                              1983 -1997              93,563

16                              1982 -1997              125,103

17                              1981 -1997              126,226

18                              1980 -1997              153,023

19                              1979 -1997              182,432

20                              1978 -1997              209,123

21                              1977 -1997              203,753

22                              1976 -1997              264,049

23                              1975 -1997              357,761

24                              1974 -1997              293,452

25                              1973 -1997              244,138

26                              1972 -1997              282,831

27                              1971 -1997              331,027

28                              1970 -1997              339,494

29                              1969 -1997              303,321

30                              1968 -1997              354,761



Results of a $10,000 investment in ICA/a/ with capital gain distributions taken in shares
(For the lifetime of the company January 1, 1934 through December 31, 1997)

                            TOTAL VALUE ASSUMING                          CAPITAL VALUE ASSUMING
                            DIVIDENDS REINVESTED                          DIVIDENDS IN CASH

Year                        Dividends                 Value of            Dividends          Value of
Ended                       Reinvested                Investment          Taken in           Investment
12/31                       During Year               at Year-End         Cash               at Year-End



1934                        ---                       $11,822             ---                $11,822

1935                        ---                       21,643              ---                21,643

1936                        $398                      31,560              $398               31,042

1937                        1,006                     19,424              976                18,339

1938                        181                       24,776              170                23,174

1939                        536                       24,986              498                22,860

1940                        891                       24,384              806                21,460

1941                        1,262                     22,590              1,089              18,816

1942                        1,186                     26,376              969                20,893

1943                        1,101                     35,019              861                26,861

1944                        1,242                     43,193              942                32,130

1945                        1,191                     59,091              878                42,948

1946                        1,775                     57,692              1,277              40,686

1947                        2,409                     58,217              1,672              39,332

1948                        2,685                     58,430              1,785              37,714

1949                        2,661                     63,941              1,689              39,436

1950                        3,152                     76,618              1,911              45,185

1951                        3,391                     90,274              1,970              51,159

1952                        3,535                     101,293             1,974              55,305

1953                        3,927                     101,747             2,113              53,362

1954                        4,104                     158,859             2,127              80,780

1955                        5,124                     199,215             2,579              98,530

1956                        5,608                     220,648             2,748              106,303

1957                        6,228                     194,432             2,969              90,911

1958                        6,546                     281,479             3,028              128,040

1959                        7,013                     321,419             3,161              142,882

1960                        8,139                     335,998             3,582              145,597

1961                        8,383                     413,552             3,603              175,370

1962                        9,122                     358,800             3,831              148,178

1963                        9,620                     440,900             3,936              177,833

1964                        10,708                    512,591             4,285              202,346

1965                        12,112                     650,689            4,742              251,553

1966                        15,516                    657,093             5,946              248,034

1967                        18,359                    846,941             6,869              312,473

1968                        22,628                    990,640             8,270              356,572

1969                        25,318                    884,824             9,024              309,611

1970                        27,305                    908,018             9,438              307,421

1971                        28,565                    1,062,651           9,569              349,727

1972                        29,917                    1,231,087           9,750              394,701

1973                        33,353                    1,024,067           10,569             317,911


                 Results of a $10,000 investment in ICA (cont.)

                       TOTAL VALUE ASSUMING                        CAPITAL VALUE ASSUMING
                       DIVIDENDS REINVESTED                         DIVIDENDS IN CASH

Year                   Dividends        Value of             Dividends                Value of
Ended                  Reinvested       Investment           Taken in                 Investment
12/31                  During Year      at Year-End          Cash                     at Year-End



1974                   52,187           840,310              15,908                   245,526

1975                   49,800           1,137,660            14,318                   317,655

1976                   46,441           1,474,369            12,804                   398,099

1977                   49,838           1,436,402            13,279                   374,307

1978                   55,969           1,647,483            14,386                   414,421

1979                   69,960           1,963,310            17,347                   475,669

1980                    91,302          2,380,187            21,746                   552,242

1981                   115,901          2,401,091            26,420                   530,864

1982                   146,105          3,211,997            31,589                   670,590

1983                   147,156          3,859,712            30,264                   774,518

1984                   160,449          4,117,187            31,680                   791,971

1985                   174,890          5,491,890            33,152                   1,017,904

1986                   203,830          6,685,657            37,328                   1,200,518

1987                   267,489          7,049,178            47,452                   1,220,928

1988                   318,747          7,989,285             54,382                  1,327,375

1989                   370,835          10,338,589           60,741                   1,652,751

1990                   406,318          10,409,027           64,056                   1,598,821

1991                   320,422          13,171,892           48,721                   1,969,876

1992                   357,779          14,092,236           52,965                   2,052,162

1993                   374,395          15,729,365           54,005                   2,234,153

1994                   407,211          15,753,834           57,286                   2,180,610

1995                   450,124          20,578,696           61,704                   2,779,658

1996                   480,065          24,560,540           64,313                   3,247,852

1997                   510,312          31,881,108/b/        67,021                   4,142,648/c/



/a/ Results reflect payment of a sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results do not take into account income and capital gain taxes.

/b/ The total "cost" of this investment ($10,000 plus $5,953,722 in reinvested dividends) was $5,963,722. Total value includes reinvested dividends and capital gain distributions totaling $10,208,147 taken in shares in the years 1936-1997.

/c/ Capital Value includes capital gain distributions taken in shares (total $1,711,157) but does not include the amount of dividends received in cash ($1,064,871).


INVESTMENT PORTFOLIO - December 31, 1997
------------------------------------------    ----------
                                              Percent of
Largest Investment Categories                 Net Assets
------------------------------------------    ----------
Services                                           19.54%
Finance                                            18.52
Consumer Goods                                     17.02
------------------------------------------    ----------

                                              Percent of
Largest Individual Holdings                   Net Assets
------------------------------------------    ----------
Philip Morris                                       3.36%
Fannie Mae                                          3.02
Time Warner                                         1.93
Pfizer                                              1.80
AT&T                                                1.70
Royal Dutch Petroleum                               1.69
DuPont                                              1.37
BankAmerica                                         1.36
Freddie Mac                                         1.33
Warner-Lambert                                      1.32

------------------------------------------    ----------

                                              Percent of
Largest Industry Holdings                     Net Assets
------------------------------------------    ----------
Banking                                             9.56%
Health & Personal Care                              7.35
Energy Sources                                      7.24
Telecommunications                                  6.94
Financial Services                                  5.47




THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1997
------------------------------------------


Equity Securities                                                    Market     Percent
------------------------------------------            Number of       Value      of Net
Energy                                                   Shares  (millions)      Assets
------------------------------------------           ---------------------- -----------
Energy Sources-7.24%
Amoco Corp.                                           2,300,000  $  195.788         .49
Atlantic Richfield Co.                                2,350,000     188.294         .47
British Petroleum Co. PLC (American Depositary
 Receipts)                                            1,052,714      83.888         .21
Broken Hill Proprietary Co. Ltd.                      3,857,507      35.796         .09
Chevron Corp.                                         3,450,000     265.650         .67
Elf Aquitaine (American Depositary Receipts)          3,000,000     175.875         .44
Exxon Corp.                                             800,000      48.950         .12
Kerr-McGee Corp.                                        860,800      54.487         .14
Mobil Corp.                                           1,500,000     108.281         .27
Murphy Oil Corp.                                      2,175,000     117.858         .30
Pennzoil Co.                                            500,000      33.406         .08
Phillips Petroleum Co.                                3,800,000     184.775         .47
Royal Dutch Petroleum Co.
 (New York Registered Shares)                        12,400,000     671.925        1.69
Texaco Inc.                                           3,600,000     195.750         .49
TOTAL, Class B                                        1,359,340     148.123
TOTAL, Class B (American Depositary Receipts)         2,033,520     112.860         .66
Union Pacific Resources Group, Inc.                   2,100,000      50.925         .13
Unocal Corp.                                          2,200,000      85.387         .22
USX-Marathon Group                                    3,500,000     118.125         .30

Utilities: Electric & Gas-1.03%
American Electric Power Co., Inc.                     1,100,000      56.788         .14
Duke Energy Corp.                                     1,125,000      62.297         .16
Florida Progress Corp.                                  400,000      15.700         .04
GPU, Inc.                                             1,500,000      63.188         .16
Long Island Lighting Co.                              4,100,000     123.513         .31
Southern Co.                                          2,500,000      64.688         .16
Union Electric Co.                                      550,000      23.787         .06

                                                                  ---------   ---------
                                                                  3,286.104        8.27
                                                                  ---------   ---------
------------------------------------------
Materials
------------------------------------------
Chemicals-2.71%
Air Products and Chemicals, Inc.                      1,935,000     159.154         .40
E.I. du Pont de Nemours and Co.                       9,030,000     542.364        1.37
Eastman Chemical Co.                                    400,000      23.825         .06
Hoechst AG                                              350,000      12.267         .03
Imperial Chemical Industries PLC
 (American Depositary Receipts)                       1,600,000     103.900         .26
Monsanto Co.                                          5,613,100     235.750         .59

Forest Products & Paper-2.76%
Champion International Corp.                          1,950,000      88.359         .22
Fort James Corp.                                      4,700,000     179.775         .45
Georgia-Pacific Corp., Georgia-Pacific Group          4,400,000     267.300
Georgia-Pacific Corp., Timber Group (1)               4,400,000      99.825         .92
International Paper Co.                               1,500,000      64.688         .16
Louisiana-Pacific Corp.                               2,900,000      55.100         .14
Union Camp Corp.                                      1,530,000      82.142         .21
Weyerhaeuser Co.                                         5300000    260.031         .66

Metals: Nonferrous-1.02%
Aluminum Co. of America                               3,000,000     211.125         .53
Freeport-McMoRan Copper & Gold Inc., Class B          1,200,000      18.900         .05
Inco Ltd.                                             2,300,000      39.100         .10
Phelps Dodge Corp.                                    1,496,300      93.145         .24
WMC Ltd.                                             11,500,000      40.065         .10

Metals: Steel-0.12%
USX-U.S. Steel Group                                  1,500,000      46.875         .12

                                                                  ---------      ------
                                                                  2,623.690        6.61
                                                                  ---------      ------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.36%
Boeing Co.                                            2,420,000     118.429         .30
General Motors Corp., Class H                         2,953,600     109.099         .28
Raytheon Co., Class A                                 2,310,305     113.927
Raytheon Co., Class B                                 1,700,000      85.850         .50
Sundstrand Corp.                                      1,212,600      61.084         .15
United Technologies Corp.                               720,000      52.425         .13

Data Processing & Reproduction-3.50%
Cisco Systems, Inc. (1)                               1,800,000     100.350         .25
Computer Associates International, Inc.               2,295,000     121.348         .31
Digital Equipment Corp. (1)                           1,500,000      55.500         .14
Fujitsu Ltd.                                          5,654,000      60.647         .15
Hewlett-Packard Co.                                   2,750,000     171.875         .43
International Business Machines Corp.                 3,884,600     406.183        1.03
Oracle Corp. (1)                                     12,793,750     285.461         .72
3Com Corp. (1)                                        2,600,000      90.838         .23
Xerox Corp.                                           1,300,000      95.956         .24

Electrical & Electronic-0.54%
Emerson Electric Co.                                  1,000,000      56.438         .14
Lucent Technologies Inc.                                983,000      78.517         .20
Siemens AG                                            1,350,000      79.986         .20

Electronic Components-1.86%
AMP Inc.                                                600,000      25.200         .06
Intel Corp.                                           3,650,000     256.413         .65
Micron Technology, Inc. (1)                           7,400,000     192.400         .48
Texas Instruments Inc.                                5,940,000     267.300         .67

Energy Equipment-2.07%
Dresser Industries, Inc.                              1,100,000      46.131         .12
Halliburton Co.                                       2,000,000     103.875         .26
Schlumberger Ltd.                                     6,400,000     515.200        1.30
Western Atlas Inc. (1)                                2,100,000     155.400         .39

Industrial Components-0.53%
Dana Corp.                                            1,821,500      86.521         .22
Genuine Parts Co.                                       750,000      25.453         .06
Goodyear Tire & Rubber Co.                              650,000      41.356         .10
Rockwell International Corp.                          1,100,000      57.475         .15

Machinery & Engineering-2.70%
Caterpillar Inc.                                      8,910,000     432.692        1.09
Cummins Engine Co., Inc. (2)                          1,041,800      61.531
Cummins Engine Co., Inc. (2,3)                          958,200      56.594         .30
Deere & Co.                                           5,550,000     323.634         .81
Ingersoll-Rand Co.                                    2,400,000      97.200         .24
Parker Hannifin Corp.                                 2,210,000     101.384         .26
                                                                  ---------      ------
                                                                  4,989.672       12.56
                                                                  ---------      ------
------------------------------------------
Consumer Goods
------------------------------------------

Appliances & Household Durables-0.22%
Newell Co.                                            2,106,600      89.530         .22

Automobiles-2.12%
Chrysler Corp.                                        8,300,000     292.056         .74
Ford Motor Co., Class A                               3,700,000     180.144         .45
General Motors Corp.                                  2,800,000     169.750         .43
Honda Motor Co., Ltd.                                   843,000      30.938
Honda Motor Co., Ltd.
 (American Depositary Receipts)                       2,270,000     167.696         .50

Beverages & Tobacco-5.04%
Anheuser-Busch Companies, Inc.                        1,563,000      68.772         .17
PepsiCo, Inc.                                         3,700,000     134.819         .34
Philip Morris Companies Inc.                         29,400,000   1,332.188        3.36
RJR Nabisco Holdings Corp.                            9,100,000     341.250         .86
Seagram Co. Ltd.                                      3,800,000     122.787         .31

Food & Household Products-2.05%
Archer Daniels Midland Co.                            3,150,000      68.316         .17
Bestfoods (formerly CPC International Inc.)           1,441,100     155.278         .39
General Mills, Inc.                                   2,350,000     168.319         .43
Kellogg Co.                                           2,066,600     102.555         .26
Nestle SA                                                90,000     134.763         .34
Procter & Gamble Co.                                    900,000      71.831         .18
Unilever NV (New York Registered Shares)              1,800,000     112.387         .28

Health & Personal Care-7.35%
Abbott Laboratories                                   1,500,000      98.344         .25
Avon Products, Inc.                                   1,740,000     106.792         .27
Bristol-Myers Squibb Co.                              1,600,000     151.400         .38
Gillette Co.                                            600,000      60.262         .15
Johnson & Johnson                                       900,000      59.288         .15
Eli Lilly and Co.                                     5,152,600     358.750         .91
Merck & Co., Inc.                                     3,000,000     318.750         .80
Pharmacia & Upjohn, Inc.                              3,247,500     118.940         .30
Pfizer Inc                                            9,600,000     715.800        1.80
Schering-Plough Corp.                                 3,767,600     234.062         .59
SmithKline Beecham PLC
 (American Depositary Receipts)                       1,000,000      51.438         .13
Warner-Lambert Co.                                    4,223,500     523.714        1.32
Zeneca Group PLC                                      3,280,400     116.889
Zeneca Group PLC (American Depositary Receipts)          33,000       3.564         .30

Recreation & Other Consumer Products-0.24%
Eastman Kodak Co.                                     1,100,000      66.894         .17
Mattel, Inc.                                            800,000      29.800         .07


                                                                  ---------      ------
                                                                  6,758.066       17.02
                                                                  ---------      ------
------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-5.01%
Dow Jones & Co., Inc.                                 1,469,800      78.910         .20
Houston Industries Inc., 7.00% ACES convertible prefe   500,000      28.531         .07
New York Times Co., Class A                           2,200,000     145.475         .36
Tele-Communications, Inc., Series A,
 Liberty Media Group (1)                              8,278,125     300.082         .76
Tele-Communications, Inc., Series A,
 TCI Group (1)                                        9,300,000     259.819         .65
Time Warner Inc.                                     12,350,000     765.700        1.93
Tribune Co.                                             140,000       8.715         .02
Viacom Inc., Class B (1)                              9,750,000     404.015        1.02

Business & Public Services-2.37%
Browning-Ferris Industries, Inc.                        700,000      25.900         .06
Cendant Corp. (1)                                     3,096,766     106.451         .27
Columbia/HCA Healthcare Corp.                         7,100,000     210.338         .53
Electronic Data Systems Corp.                         1,915,000      84.140         .21
Federal Express Corp. (1)                             1,435,000      87.625         .22
Humana Inc. (1)                                       1,900,000      39.425         .10
Interpublic Group of Companies, Inc.                  2,619,750     130.496         .33
United HealthCare Corp.                               1,000,000      49.688         .13
Waste Management, Inc.                                7,554,233     207.741         .52

Leisure & Tourism-1.34%
Walt Disney Co.                                       4,300,000     425.969        1.07
McDonald's Corp.                                      2,200,000     105.050         .27

Merchandising-2.97%
AutoZone, Inc. (1)                                    2,640,000      76.560         .19
Dillard's Inc.                                        1,900,000      66.975         .17
Limited Inc.                                          8,881,500     226.478         .57
Lowe's Companies, Inc.                                3,500,000     166.906         .42
May Department Stores Co.                             1,800,000      94.838         .24
J.C. Penney Co., Inc.                                 1,900,000     114.594         .29
Wal-Mart Stores, Inc.                                 8,400,000     331.275         .83
Woolworth Corp. (1)                                   5,000,000     101.875         .26

Telecommunications-6.94%
AirTouch Communications (1)                           5,560,600     231.112         .58
Ameritech Corp.                                       4,647,300     374.108         .94
AT&T Corp.                                           11,035,000     675.894        1.70
MCI Communications Corp.                              5,975,000     255.805         .65
SBC Communications Inc.                               1,000,000      73.250         .18
Sprint Corp.                                          4,537,800     266.029         .67
Tele-Communications, Inc., Series A,
 TCI Ventures Group (1)                               5,931,600     167.938         .42
Telefonica de Espana, SA
 (American Depositary Receipts)                       1,900,000     173.019         .44
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts)                       3,057,400     171.405         .43
U S WEST Communications Group                         5,200,000     234.650         .59
Vodafone Group PLC (American Depositary Receipts)     1,848,000     133.980         .34

Transportation: Airlines-0.55%
AMR Corp. (1)                                         1,250,000     160.625         .41
Delta Air Lines, Inc.                                   471,050      56.055         .14

Transportation: Rail & Road-0.36%
Union Pacific Corp.                                   2,275,000     142.045         .36

                                                                  ---------      ------
                                                                  7,759.486       19.54
                                                                  ---------      ------
------------------------------------------
Finance
------------------------------------------
Banking-9.56%
H.F. Ahmanson & Co.                                   2,400,000     160.650         .40
Banc One Corp.                                        3,200,000     173.800         .44
Bank of New York Co., Inc.                            2,800,000     161.875         .41
BankAmerica Corp.                                     7,400,000     540.200        1.36
Bankers Trust New York Corp.                          1,077,400     121.140         .31
Chase Manhattan Corp.                                 3,500,000     383.250         .96
Citicorp                                                500,000      63.219         .16
Comerica Inc.                                         1,450,000     130.863         .33
CoreStates Financial Corp                             2,750,000     220.172         .55
First Chicago NBD Corp.                               1,850,000     154.475         .39
First Union Corp.                                       700,000      35.875         .09
Fleet Financial Group, Inc.                           1,073,900      80.475         .20
KeyCorp                                               2,750,000     194.734         .49
J.P. Morgan & Co. Inc.                                2,400,000     270.900         .68
National City Corp.                                   1,500,000      98.625         .25
Norwest Corp.                                         3,860,900     149.127         .38
PNC Bank Corp.                                        1,950,000     111.272         .28
Toronto-Dominion Bank                                 4,780,000     179.772         .45
U.S. Bancorp                                            943,750     105.641         .27
Wachovia Corp.                                          900,000      73.013         .18
Washington Mutual, Inc.                               6,097,900     389.122         .98

Financial Services-5.47%
Fannie Mae (formerly Federal National Mortgage Assn.)21,000,000   1,198.312        3.02
Freddie Mac (formerly Federal Home Loan Mortgage Corp12,621,600     529.318        1.33
Household International, Inc.                         1,200,000     153.075         .38
SLM Holding Corp. (formerly Student Loan Marketing
 Assn.)                                               2,102,000     292.441         .74

Insurance-3.49%
Aetna Inc.                                            2,100,000     148.181         .37
Allstate Corp.                                        2,313,000     210.194         .53
American General Corp.                                1,710,000      92.447         .23
American International Group, Inc.                    2,733,750     297.295         .75
CIGNA Corp.                                             200,000      34.613         .09
General Re Corp.                                      1,217,800     258.174         .65
Lincoln National Corp.                                1,050,000      82.031         .21
SAFECO Corp.                                          1,600,000      78.000         .20
St. Paul Companies, Inc.                              2,240,000     183.820         .46
                                                                  ---------      ------
                                                                  7,356.101       18.52
                                                                  ---------      ------
------------------------------------------
Other
------------------------------------------
Multi-Industry-0.89%
AlliedSignal Inc.                                     2,600,000     101.237         .26
Canadian Pacific Ltd.                                 2,100,000      57.225         .14
Minnesota Mining and Manufacturing Co.                  120,000       9.847         .02
Tenneco Inc.                                          2,032,900      80.300         .20
Textron Inc.                                          1,700,000     106.250         .27

Gold Mines -0.52%
Barrick Gold Corp.                                    3,300,000      61.463         .16
Newmont Mining Corp.                                  2,750,000      80.781         .20
Placer Dome Inc.                                      5,000,000      63.437         .16


Miscellaneous-1.45%
Equity securities in initial period of                                     0
 acquisition                                                        575.710        1.45
                                                                  ---------      ------
                                                                  1,136.250        2.86
                                                                  ---------      ------

Total Equity Securities (cost: $18,583.229
 million)                                                        33,909.369        85.38
                                                                  ---------      ------



                                                      Principal
------------------------------------------               Amount
Bonds & Notes                                        (millions)
------------------------------------------            ---------


U.S. Treasuries-2.55%
5.875% July 1999                                       $250.000     250.703         .63
6.00% August 1999                                       250.000     251.210         .63
5.625% October 1999                                     250.000     249.765         .63
5.875% November 1999                                    250.000     250.897         .63
11.625% November 2004                                    10.000      13.273         .03
                                                                  ---------      ------
Total Bonds & Notes (cost: $1,009.132 million)                    1,015.848        2.55
                                                                  ---------      ------
Total Investment Securities (cost: $19,592.361
 million)                                                        34,925.217       87.93
                                                                  ---------      ------
------------------------------------------
Short-Term Securities
------------------------------------------
U.S. Treasuries and Other Federal Agencies-6.62%
Treasury Notes 4.75%-8.875% due 8/31-12/31/98           875.000     873.021        2.20
Treasury Bills 5.105%-5.25% due 1/22-4/16/98            533.800     529.643        1.33
Fannie Mae 5.39%-5.63% due 1/13-3/27/98                 443.925     440.105        1.11
Federal Home Loan Banks 5.40%-5.65%
 due 1/7-3/25/98                                        374.060     371.357         .94
Freddie Mac 5.44%-5.66% due 2/10-3/6/98                 261.092     258.874         .65
International Bank for Reconconstruction and Development
 5.62%-5.70% due 1/15-2/26/98                           155.700     154.610         .39


Corporate Short-Term Notes-5.11%
American Express Credit Corp. 5.82%-5.85%
 due 1/2-1/6/98                                          50.000      49.971         .13
Ameritech Corp. 5.57%-5.83%
 due 1/27-2/4/98                                         67.200      66.892         .17
Amoco Co. 5.51%-5.52%
 due 2/19-2/23/98                                        75.000      74.387         .19
AT&T Corp. 5.52%-5.64%
 due 2/2-2/17/98                                         80.100      79.582         .20
Bell Atlantic Financial Services, Inc. 5.75%-6.05%
 due 1/8-1/26/98                                        121.000     120.693         .30
Campbell Soup Co. 5.50%-5.52%
 due 1/20-1/28/98                                        75.000      74.706         .19
Coca-Cola Co. 5.49%-5.68%
 due 1/12-3/24/98                                       109.200     108.553         .27
Walt Disney Co. 5.48%-5.50%
 due 1/6-2/9/98                                          83.600      83.264         .21
E.I. du Pont De Nemours and Co. 5.51%-5.67%
 due 2/10-3/5/98                                         92.400      91.629         .23
Duke Energy Corp. 5.68%-5.71%
 due 1/15-2/6/98                                         73.095      72.781         .18
Ford Motor Credit Co. 5.51%-5.71% due 1/9-3/23/98       136.900     135.671         .34
Gannett Co., Inc. 5.55% due 1/9-1/20/98 (3)             102.300     102.096         .26
General Electric Capital Corp. 5.55%-5.62%
 due 1/15-2/18/98                                       156.100     155.425         .39
H.J. Heinz Co. 5.58%-5.78%
 due 1/9-2/26/98                                        111.400     110.886         .28
IBM Credit Corp. 5.48%-5.69% due 1/7-2/2/98             111.250     110.996         .28
Lucent Technologies Inc. 5.71%-6.15%
 due 1/5-2/6/98                                          68.300      67.990         .17
Minnesota Mining and Manufacturing Co. 5.52%-5.67%
 due 1/20-3/19/98                                        72.000      71.559         .18
Monsanto Co. 5.52%-5.68%
 due 1/6-2/27/98 (3)                                     93.400      93.136         .23
J.C. Penney Funding Corp. 5.55%-5.72%
 due 1/16-3/17/98 (3)                                   116.000     115.191         .29
Procter & Gamble Co. 5.47%-5.75%
 due 1/14-3/2/98                                        130.700     129.942         .33
SBC Communications Inc. 5.54%-5.74%
 due 1/5-2/19/98 (3)                                    115.000     114.498         .29

Total Short-Term Securities
 (cost: $4,659.585 million)                                       4,657.458       11.73
Excess of cash and receivables over payables                        134.998         .34
                                                                  ---------      ------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                  4,792.456       12.07
                                                                -----------   ---------

Net Assets                                                      $39,717.673      100.00%
                                                                ============  =========


(1) Non-income-producing securities.
(2) The fund owns 5.24% of the outstanding voting securities of Cummins Engine Co., which represents investment in an affiliate as defined in the Investment
 Company Act of 1940.
(3) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.


COMPANIES WHOSE EQUITY SECURITIES WERE
ADDED TO OR ELIMINATED FROM THE PORTFOLIO

------------------------------------------
Companies appearing in the portfolio
 since June 30, 1997
------------------------------------------
AMP
Cendant
Dillard's
Dow Jones
Emerson Electric
Fort James
Fujitsu
Genuine Parts
Kerr-McGee
Lowe's
Micron Technology
Newell
Woolworth
Zeneca Group


------------------------------------------
Companies eliminated from the portfolio
 since June 30, 1997
------------------------------------------
Alcan Aluminium
American Home Products
Baker Hughes
ConAgra
El Paso Natural Gas
First Data
General Electric
Kimberly-Clark
Mannesmann
Tandem Computers
Toyota Motor
U S West Media Group
Wells Fargo



See Notes to Financial Statements

The Investment Company of America
------------------------------------------------------------------
Statement of Assets and Liabilities                   (dollars in
at December 31, 1997                                    millions)
------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $19,592.361)                                  $34,925.217
Short-term securities at market
 (cost: $4,659.585)                                     4,657.458
Cash                                                        9.098
Receivables for-
 Sales of investments                        $78.655
 Sales of fund's shares                       41.047
 Dividends and accrued interest               82.064      201.766
                                        --------------------------
                                                       39,793.539
Liabilities:
Payables for-
 Purchases of investments                     37.248
 Repurchases of fund's shares                 23.477
 Management services                           8.230
 Accrued expenses                              6.911       75.866
                                        --------------------------
Net Assets at December 31, 1997-
 Equivalent to $28.25 per share on
 1,405,903,965 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                 $39,717.673
                                                     =============


Statement of Operations                               (dollars in
for the year ended December 31, 1997                    millions)
------------------------------------------------------------------
Investment Income:
Income:
 Dividends                                  $600.461
 Interest                                    279.098  $   879.559
                                        -------------
Expenses:
 Management services fee                      90.386
 Distribution expenses                        79.761
 Transfer agent fee                           20.141
 Reports to shareholders                       2.443
 Registration statement and
  prospectus                                   1.027
 Postage, stationery and supplies              5.590
 Directors' fees                                .494
 Auditing and legal fees                        .103
 Custodian fee                                  .792
 Taxes other than federal income tax            .367
 Other expenses                                 .295      201.399
                                        --------------------------
 Net investment income                                    678.160
                                                     -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                      3,800.223
 Net increase in unrealized
  appreciation on investments                           4,685.662
                                                     -------------
  Net realized gain and increase in
   unrealized appreciation on investments               8,485.885
                                                     -------------
Net Increase in Net Assets Resulting
 from Operations                                      $ 9,164.045
                                                     =============



------------------------------------------------------------------
                                                      (dollars in
                                                        millions)

                                          Year ended   Year ended
Statement of Changes in Net Assets              1997         1996
------------------------------------------------------------------
Operations:
Net investment income                    $   678.160  $   611.069
Net realized gain on investments           3,800.223    1,256.875
Net increase in unrealized
 appreciation on investments               4,685.662    3,151.153
                                        --------------------------
 Net increase in net assets
  resulting from operations                9,164.045    5,019.097
                                        --------------------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income        (639.699)    (606.665)
Distributions from net realized
 gain on investments                      (3,345.342)  (1,256.817)
                                        --------------------------
 Total dividends and distributions        (3,985.041)  (1,863.482)
                                        --------------------------
Capital Share Transactions:
Proceeds from shares sold: 142,732,538
 and 154,894,329 shares, respectively      3,966.602    3,568.101
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 132,253,234 and 70,957,086
 shares, respectively                      3,660.294    1,707.735
Cost of shares repurchased: 143,511,101
 and 139,431,152 shares, respectively     (3,963.699)  (3,234.297)
                                        --------------------------
 Net increase in net assets resulting from
  capital share transactions               3,663.197    2,041.539
                                        --------------------------
Total Increase in Net Assets               8,842.201    5,197.154

Net Assets:
Beginning of year                         30,875.472   25,678.318
                                        --------------------------
End of year (including undistributed
 net investment income: $320.290
 and $281.829, respectively)             $39,717.673  $30,875.472
                                        ==========================





See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $15,340,051,000, of which $15,789,687,000 related to appreciated securities and $449,636,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $3,800,719,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $496,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $24,242,624,000 at December 31, 1997.

3. The fee of $90,386,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $79,761,000. As of December 31, 1997, accrued and unpaid distribution expenses were $6,236,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $20,141,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $16,839,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $566,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 837,954 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1997, the net assets of the fund would have been $39,722,066,000; the shares outstanding would have been 1,406,742,000; and the net asset value would have been equivalent to $28.24 per share. During the year ended December 31, 1997, 15 warrants were exercised for the purchase of 329 shares.

5. As of December 31, 1997, accumulated undistributed net realized gain on investments and currency transactions was $455,005,000 and additional paid-in capital was $22,205,782,000. To conform to its tax reporting, the fund reclassified $96,000 to undistributed net realized gains from additional paid-in capital for the year ended December 31, 1997.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $8,417,084,000 and $10,245,056,000, respectively, during the year ended December 31, 1997.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $792,000 includes $97,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1997, such non-U.S. taxes were $9,556,000. Net realized currency losses on dividends and withholding taxes reclaimable were $400,000 for the year ended December 31, 1997.



                                                           Year
Per-Share Data and Ratios                                 ended
                                                       December
                                                              31
                                                           1997      1996     1995     1994     1993
                                                        -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Year                                                    $24.23    $21.61   $17.67   $18.72   $17.89
                                                        -------   -------  -------  -------  -------
 Income from Investment
  Operations:
  Net investment income                                     .51       .49      .52      .51      .54
  Net realized and unrealized
   gain (loss) on investments                              6.61      3.66     4.83     (.48)    1.51
                                                        -------   -------  -------  -------  -------
   Total income from
 investment operations                                     7.12      4.15     5.35      .03     2.05
                                                        -------   -------  -------  -------  -------
 Less Distributions:
  Dividends from net investment
 income                                                    (.50)     (.50)    (.50)    (.48)    (.47)
  Distributions from net
 realized gains                                           (2.60)    (1.03)    (.91)    (.60)    (.75)
                                                        -------   -------  -------  -------  -------
   Total distributions                                    (3.10)    (1.53)   (1.41)   (1.08)   (1.22)
                                                        -------   -------  -------  -------  -------
Net Asset Value, End of Year                             $28.25    $24.23   $21.61   $17.67   $18.72
                                                   ============   =======  =======  =======  =======

 Total return (1)                                        29.81%     19.35%   30.63%     .16%   11.62%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                               $39,718   $30,875  $25,678  $19,280  $19,005
  Ratio of expenses to average
 net assets                                                 .56%      .59%     .60%     .60%     .59%
  Ratio of net income to average
 net assets                                                1.90%     2.17%    2.70%    2.83%    3.03%
  Average commissions paid
 per share (2)                                          4.87 c    5.79 c   6.16 c   5.11 c   6.20 c
  Portfolio turnover -
 common stocks                                            24.08%    17.46%   20.91%   17.94%   19.57%
  Portfolio turnover -
 investment securities                                    26.02%    19.56%   20.37%   31.08%   17.57%


 (1) Excludes maximum sales charge of 5.75%.
 (2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions
 are lower than U.S. commissions when
 expressed as cents per share but
 higher when expressed as a percentage
 of transactions because of the lower
 per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
January 30, 1998

1997 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                           Dividends and Distributions per Share

                                                                     From Net               From Net
                                                                     Realized               Realized
To                                                 From Net          Short-                 Long-
Shareholders                                       Investment        Term                   Term
of Record                  Payment Date            Income            Gains                  Gains
March 7, 1997              March 10, 1997          $0.12             -                      -
June 6, 1997               June 9, 1997            0.12              -                      -
September 5, 1997          September 8, 1997       0.12              -                      -
December 19, 1997          December 22, 1997       0.14              $0.057                 $2.543*

*INCLUDES $0.979 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 71% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.